SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     September 15, 2000

                           Entheos Technologies, Inc.
             (Exact name of registrant as specified in its charter)


 Nevada                               0-30456                  98-0170247
(State or other jurisdiction  (Commission File Number)       (IRS Employer
of incorporation)                                         Identification Number)

15 Wertheim Court, Suite 311, Richmond Hill, Ontario             L4B 3H7
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (905) 709-8240


ITEM 1. Changes in Control of Registrant.

None.

ITEM 2.  Acquisition or Disposition of Assets.

On September 15, 2000, Entheos Technologies, Inc. entered into an agreement with EquityAlert.com, Inc. pursuant to which it purchased 100% of the voting common shares of EquityAlert.com's wholly owned subsidiary, Email Solutions, Inc., a Nevada Corporation, for $283,000. Email Solutions, Inc.'s assets consist primarily of software and computer hardware equipment used in the emailing of the EquityAlert.com's public company and mutual fund news alerts. Entheos Technologies will provide emailing services for EquityAlert.com.

Mr. Harmel S. Rayat, a Director and majority shareholder of Entheos Technologies, Inc. is also a Director and majority shareholder of EquityAlert.com, Inc.


ITEM 3. Bankruptcy or Receivership.

None.


ITEM 4.  Changes in Registrant's Certifying Accountant.

None.


ITEM 5.  Other Events.

None.


ITEM 6.  Resignations of Registrant's Director's

None.


ITEM 7.  Financial Statements and Exhibits.

None.

ITEM 8.  Change in Fiscal Year.

None.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      Entheos Technologies, Inc.


                                                           /s/ Kesar S. Dhaliwal
                                                           ---------------------
                                           Kesar S. Dhaliwal, Director/President

                                                        Date: September 15, 2000